                    SECOND AMENDMENT TO TERM LOAN AGREEMENT
                    ---------------------------------------

          THIS SECOND AMENDMENT TO TERM LOAN AGREEMENT (this
"Amendment"), dated as of January 12, 1996 is entered into by and among
-----------
ADVANCED MICRO DEVICES, INC., a Delaware corporation (the "Company"), the
                                                          ---------
several financial institutions party to the Term Loan Agreement referred to in the Recitals to this Amendment (the "Banks"), ABN AMRO Bank N.V., as Administrative Agent, and ABN AMRO Bank N.V. and CIBC Inc., as Co-Arrangers.


                                    RECITALS
                                    --------

     A. The Company, the Banks, the Administrative Agent and the Co-Arrangers are parties to the Term Loan Agreement dated as of January 5, 1995, as amended by that certain First Amendment to Term Loan Agreement dated as of October
20, 1995 (as so amended, the "Term Loan Agreement"), pursuant to which the Banks
                             ---------------------
have extended certain credit facilities to the Company.

     B. The Company has requested that the Banks agree to certain amendments of the Term Loan Agreement.

     C. The Banks are willing to amend the Term Loan Agreement, subject to the terms and conditions of this Amendment.

     NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

     1.   Defined Terms. Capitalized terms not otherwise defined herein shall
          -------------
have the meanings given to them in the Term Loan Agreement.

     2.   Amendment to the Term Loan Agreement. Section 7.3 of the Term Loan
          ------------------------------------
Agreement is hereby amended to add the following new subsection (d) thereto:

                     "(d) the merger of the Target with and into the Company, whereupon the separate existence of the Target shall cease and the Company shall be the surviving corporation; provided, that (i) such
                                                      --------
          merger shall have been consummated on or before June 30, 1996, (ii) such merger shall qualify as a tax-free reorganization within the meaning of Section 368 of the Code, (iii) such merger is being

                                       1.

          undertaken in accordance with all applicable Requirements of Law, and
          (iv) such merger shall not result in any Default or Event of Default."

In addition, "; and" shall replace the period at the end of subsection (c) of such Section 7.3.

     3.   Representations and Warranties.
          ------------------------------

          The Company hereby represents and warrants to the Administrative Agent and the Banks as follows:

          (a)  No Default or Event of Default has occurred and is continuing.

          (b) The execution, delivery and performance by the Company of this Amendment have been duly authorized by all necessary corporate and other action and do not and will not require any registration with, consent or approval of, notice to or action by, any Person (including any Governmental Authority) in order to be effective and enforceable. The Term Loan Agreement as amended by this Amendment constitutes the legal, valid and binding obligations of the Company, enforceable against it in accordance with its respective terms, without defense, counterclaim or offset.

          (c) All representations and warranties of the Company contained in the Term Loan Agreement are true and correct.

          (d) The Company is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Administrative Agent and the Banks or any other Person.


     4.   Conditions to Effectiveness of Amendment.
          ----------------------------------------

          This Amendment will become effective on January 12, 1996; provided
                                                                    --------
that each of the following conditions precedent is satisfied:

          (a) The Administrative Agent shall have received from each of the Company and the Majority Banks a duly executed original (or, if elected by the Administrative Agent, an executed facsimile copy) of this Amendment; and

          (b) Each of the representations and warranties set forth in Section 3 of this Amendment shall be true and correct on such date.

                                       2.

     5.   Reservation of Rights. The Company acknowledges and agrees that the
          ---------------------
execution and delivery by the Administrative Agent and the Banks of this Amendment shall not be deemed to create a course of dealing or otherwise obligate the Administrative Agent or the Banks to forbear or execute similar amendments under the same or similar circumstances in the future.

     6.   Miscellaneous.
          -------------

          (a) Except as herein expressly amended, all terms, covenants and provisions of the Term Loan Agreement are and shall remain in full force and effect and all references therein to such Term Loan Agreement shall henceforth refer to the Term Loan Agreement as amended by this Amendment. This Amendment shall be deemed incorporated into, and a part of, the Term Loan Agreement.

          (b) This Amendment shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

          (c) This Amendment shall be governed by and construed in accordance with the law of the State of California.

          (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Each of the parties hereto understands and agrees that this document (and any other document required herein) may be delivered by any party thereto either in the form of an executed original or an executed original sent by facsimile transmission to be followed promptly by mailing of a hard copy original, and that receipt by the Administrative Agent of a facsimile transmitted document purportedly bearing the signature of a Bank or the Company shall bind such Bank or the Company, respectively, with the same force and effect as the delivery of a hard copy original. Any failure by the Administrative Agent to receive the hard copy executed original of such document shall not diminish the binding effect of receipt of the facsimile transmitted executed original of such document of the party whose hard copy page was not received by the Administrative Agent.

          (e) This Amendment, together with Term Loan Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 10.01 of the Term Loan Agreement.

          (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated

                                       3.

without affecting the remaining provisions of this Amendment or the Term Loan Agreement, respectively.

          (g) The Company covenants to pay to or reimburse the Administrative Agent and the Banks, upon demand, for all costs and expenses (including allocated costs of in-house counsel) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.


          IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.



                             ADVANCED MICRO DEVICES, INC.


                             By  /s/ Marvin D. Burkett
                                 ----------------------
                                 Marvin D. Burkett
                                 Senior Vice President and
                                  Chief Financial Officer


                             ABN AMRO BANK N.V.


                             By  /s/ signature appears here
                                 ---------------------
                                 Title:  Officer


                             By  /s/ signature appears here
                                 ---------------------
                                 Title:  GVP & Director


                             CIBC Inc.


                             By  /s/ Tom R. Wagner
                                 ---------------------
                                 Title:  Vice President


                             BANK OF AMERICA NATIONAL TRUST
                              AND SAVINGS ASSOCIATION


                             By  /s/ Kevin McMahon
                                 ---------------------
                                 Title:  Vice President

                                       4.

                             BANQUE NATIONALE DE PARIS

                             By  /s/ Jennifer Y. Cho
                                 ----------------------
                                 Title: Jennifer Y. Cho
                                        Vice President


                             By  /s/ Jeffrey S. Kajisa
                                 ----------------------
                                 Title: Jeffrey S. Kajisa
                                        Assistant Vice President


                             FIRST INTERSTATE BANK OF
                             CALIFORNIA


                             By  /s/ signature appears here
                                 ----------------------
                                 Title: Vice President


                             By  /s/ Marianne McIntosh
                                 ----------------------
                                 Title: Vice President


                             FLEET BANK OF MASSACHUSETTS,
                             NATIONAL ASSOCIATION


                             By  /s/ signature appears here
                                 ----------------------
                                 Title: Vice President


                             INDUSTRIAL BANK OF JAPAN


                             By  /s/ Makoto Masuda
                                 ----------------------
                                 Title: Joint General Manager


                             THE NIPPON CREDIT BANK, LTD.


                             By  /s/ signature appears here
                                 ----------------------
                                 Title: Vice President

                                       5.